EXHIBIT 99.1

     New York, April 22, 1999 -- American Express Company today reported record first quarter net income of $575 million, up from $460 million in the same period a year ago. Diluted earnings per share were $1.26 compared with $0.98. Net revenues totaled $4.5 billion, up 12 percent from $4.0 billion. The company's return on equity was 25.1 percent. The year-ago results included several items: a credit loss provision at American Express Bank relating to its Asia/Pacific portfolio, a gain on the sale of First Data Corporation shares and a preferred dividend based on Lehman Brothers earnings. Excluding these items, income increased 11 percent from $520 million and diluted earnings per share grew 14 percent from $1.11.

     The 1999 first-quarter results reflect strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors.

     Due to a change in accounting rules, the company is required to capitalize software costs rather than expensing these costs as they occur. For the first quarter of 1999, this amounted to a benefit of $59 million (net of amortization). This benefit was offset by increased investment spending and therefore had no impact on net income.

     Travel Related Services (TRS) reported record quarterly net income of $363 million, up 15 percent from $315 million in the first quarter a year ago.

     TRS' net revenues increased 11 percent from the prior year, reflecting higher billed business in the United States and internationally, growth in cardmember loans and higher travel commissions and fees.

     The improvement in billed business resulted from higher spending per cardmember, reflecting several factors including the benefits of rewards programs and expanded merchant coverage. Billed business growth came despite a general tightening of corporate travel and entertainment expenses, and the cancellation of 1.6 million U.S. Government cards in the fourth quarter of 1998, representing approximately $3.5 billion in annualized spending, due to the company's decision to withdraw from this business. Total cards in force decreased as a result of this decision. The decrease was partially offset by substantial growth in cards outside the United States. The increase in travel commissions and fees was primarily due to acquisitions during the latter part of 1998, which increased revenues and expenses, but did not have a material effect on earnings. The increase in other revenues resulted principally from acquisitions of accounting firms and ATM networks.

     The provision for losses on charge cards declined as a result of improved loss rates. The provision for the lending portfolio rose, primarily reflecting a higher level of loans outstanding, partly offset by lower loss rates. Human resources expenses rose, mainly due to acquisitions and increased business volumes. The increase in other operating expenses resulted in part from the cost of cardmember loyalty programs, business growth and investment spending.

     American Express Financial Advisors (AEFA) reported record quarterly net income of $214 million, up 15 percent from $186 million reported a year ago.

     Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets and wider investment margins. The growth in managed assets reflects positive net sales and market appreciation. AEFA reported record sales of mutual funds and investment certificates. Sales of life and other insurance products increased while sales of annuities declined. Human resources expenses rose, largely reflecting compensation costs associated with higher sales and asset levels. Other operating expenses rose, primarily due to costs related to higher business volumes and investments to build the business.

     American Express Bank/Travelers Cheque (AEB/TC) reported quarterly net income of $41 million compared with a net loss of $83 million a year ago. Travelers Cheque results were consistent with the prior year.

     The year-ago results included a $138 million ($213 million pretax) credit loss provision related to AEB's business in the Asia/Pacific region, particularly Indonesia. Excluding the provision, net income declined reflecting lower foreign exchange trading revenues, primarily in Asia, and higher operating expenses due to costs associated with new consumer product introductions.

     Corporate and Other reported net expenses of $43 million, compared with net income of $42 million a year ago. The current year results include a $39 million ($46 million pretax) preferred stock dividend based on earnings from Lehman Brothers, which was offset by expenses related to the Year 2000 issue (discussed in the company's 1998 annual report) and business building initiatives. The prior year results included income of $78 million ($106 million pretax) representing a $39 million ($60 million pretax) gain from sales of common stock of First Data Corporation and an equivalent Lehman Brothers dividend.

     American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)

(Dollars in millions)
                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Net Revenues by Segment (A)
---------------------------
 Travel Related Services                          $ 3,421    $ 3,083    11.0%
 American Express Financial Advisors                  885        734    20.6
 American Express Bank/Travelers Cheque               247        257    (4.1)
                                                  -------    -------
                                                    4,553      4,074    11.7
 Corporate and Other,
    including adjustments and eliminations            (42)       (40)   (5.0)
                                                  -------    -------

CONSOLIDATED NET REVENUES (A)                     $ 4,511    $ 4,034    11.8
                                                  =======    =======

Pretax Income by Segment
------------------------
 Travel Related Services                          $   554    $   482    15.1
 American Express Financial Advisors                  312        271    14.9
 American Express Bank/Travelers Cheque                12       (174)      #
                                                  -------    -------
                                                      878        579    51.6
 Corporate and Other                                  (87)        35       #
                                                  -------    -------

PRETAX INCOME                                     $   791    $   614    29.0
                                                  =======    =======

Net Income by Segment
---------------------
 Travel Related Services                          $   363    $   315    15.1
 American Express Financial Advisors                  214        186    14.9
 American Express Bank/Travelers Cheque                41        (83)      #
                                                  -------    -------
                                                      618        418    47.5
 Corporate and Other                                  (43)        42       #
                                                  -------    -------

NET INCOME                                        $   575    $   460    25.0
                                                  =======    =======

#    Denotes variance of more than 100%.

(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.




                            American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
EARNINGS PER SHARE
Basic
-----
  Earnings Per Common Share                       $  1.28    $  1.00    28.0%
                                                  =======    =======
  Average common shares
    outstanding (millions)                          447.7      460.7    (2.8)
                                                  =======    =======

Diluted
-------
  Earnings Per Common Share                       $  1.26    $  0.98    28.6
                                                  =======    =======
  Average common shares
    outstanding (millions)                          456.2      469.5    (2.8)
                                                  =======    =======

Cash dividends declared
  per common share                                $ 0.225    $ 0.225      --
                                                  =======    =======



                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Return on Average Equity*                            25.1%      23.1%     --
Common Shares Outstanding (millions)                450.0      461.9    (2.6)%
Book Value per Common Share:
     Actual                                       $ 21.74    $ 20.41     6.5%
     Pro Forma*                                   $ 20.92    $ 19.19     9.0%
Shareholders' Equity (billions)                   $   9.8    $   9.4     3.8%

*    Excludes the effect of SFAS No. 115.




                            American Express Company
                            ------------------------
                                Financial Summary
                                -----------------
                                   (Unaudited)

(Dollars in millions)
                                                                   Quarter Ended
                                                                     March 31,
                                                                        1999
                                                                   ------------
Net Revenues by Segment (A)
---------------------------
     Travel Related Services                                          $ 3,421
     American Express Financial Advisors                                  885
     American Express Bank/Travelers Cheque                               247
                                                                      -------
                                                                        4,553
     Corporate and Other,
        including adjustments and eliminations                            (42)
                                                                      -------

CONSOLIDATED NET REVENUES (A)                                         $ 4,511
                                                                      =======

Pretax Income by Segment
------------------------
     Travel Related Services                                          $   554
     American Express Financial Advisors                                  312
     American Express Bank/Travelers Cheque                                12
                                                                      -------
                                                                          878
     Corporate and Other                                                  (87)
                                                                      -------

PRETAX INCOME                                                         $   791
                                                                      =======

Net Income by Segment
---------------------
     Travel Related Services                                          $   363
     American Express Financial Advisors                                  214
     American Express Bank/Travelers Cheque                                41
                                                                      -------
                                                                          618
     Corporate and Other                                                  (43)
                                                                      -------

NET INCOME                                                            $   575
                                                                      =======

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Net Revenues by Segment (A)
---------------------------
     Travel Related Services                                          $ 3,545
     American Express Financial Advisors                                  837
     American Express Bank/Travelers Cheque                               239
                                                                      -------
                                                                        4,621
     Corporate and Other,
        including adjustments and eliminations                            (67)
                                                                      -------

CONSOLIDATED NET REVENUES (A)                                         $ 4,554
                                                                      =======

Pretax Income by Segment
------------------------
     Travel Related Services                                          $   483
     American Express Financial Advisors                                  304
     American Express Bank/Travelers Cheque                                 2
                                                                      -------
                                                                          789
     Corporate and Other                                                  (76)
                                                                      -------

PRETAX INCOME                                                         $   713
                                                                      =======

Net Income by Segment
--------------==-----
     Travel Related Services                                          $   326
     American Express Financial Advisors                                  209
     American Express Bank/Travelers Cheque                                36
                                                                      -------
                                                                          571
     Corporate and Other                                                  (41)
                                                                      -------

NET INCOME                                                            $   530
                                                                      =======




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Net Revenues by Segment (A)
---------------------------
     Travel Related Services                                          $ 3,339
     American Express Financial Advisors                                  802
     American Express Bank/Travelers Cheque                               255
                                                                      -------
                                                                        4,396
     Corporate and Other,
        including adjustments and eliminations                            (54)
                                                                      -------

CONSOLIDATED NET REVENUES (A)                                         $ 4,342
                                                                      =======

Pretax Income by Segment
------------------------
     Travel Related Services                                          $   554
     American Express Financial Advisors                                  308
     American Express Bank/Travelers Cheque                                20
                                                                      -------
                                                                          882
     Corporate and Other                                                  (83)
                                                                      -------

PRETAX INCOME                                                         $   799
                                                                      =======

Net Income by Segment
---------------------
     Travel Related Services                                          $   362
     American Express Financial Advisors                                  211
     American Express Bank/Travelers Cheque                                43
                                                                      -------
                                                                          616
     Corporate and Other                                                  (42)
                                                                      -------

NET INCOME                                                            $   574
                                                                      =======

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Net Revenues by Segment (A)
---------------------------
     Travel Related Services                                          $ 3,270
     American Express Financial Advisors                                  807
     American Express Bank/Travelers Cheque                               251
                                                                      -------
                                                                        4,328
     Corporate and Other,
        including adjustments and eliminations                            (42)
                                                                      -------

CONSOLIDATED NET REVENUES (A)                                         $ 4,286
                                                                      =======

Pretax Income by Segment
------------------------
     Travel Related Services                                          $   546
     American Express Financial Advisors                                  309
     American Express Bank/Travelers Cheque                                23
                                                                      -------
                                                                          878
     Corporate and Other                                                  (78)
                                                                      -------

PRETAX INCOME                                                         $   800
                                                                      =======

Net Income by Segment
---------------------
     Travel Related Services                                          $   360
     American Express Financial Advisors                                  212
     American Express Bank/Travelers Cheque                                47
                                                                      -------
                                                                          619
     Corporate and Other                                                  (41)
                                                                      -------

NET INCOME                                                            $   578
                                                                      =======


                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Net Revenues by Segment (A)
--------------------------
     Travel Related Services                                          $ 3,083
     American Express Financial Advisors                                  734
     American Express Bank/Travelers Cheque                               257
                                                                      -------
                                                                        4,074
     Corporate and Other,
        including adjustments and eliminations                            (40)
                                                                      -------

CONSOLIDATED NET REVENUES (A)                                         $ 4,034
                                                                      =======

Pretax Income by Segment
------------------------
     Travel Related Services                                          $   482
     American Express Financial Advisors                                  271
     American Express Bank/Travelers Cheque                              (174)
                                                                      -------
                                                                          579
     Corporate and Other                                                   35
                                                                      -------

PRETAX INCOME                                                         $   614
                                                                      =======

Net Income by Segment
---------------------
     Travel Related Services                                          $   315
     American Express Financial Advisors                                  186
     American Express Bank/Travelers Cheque                               (83)
                                                                      -------
                                                                          418
     Corporate and Other                                                   42
                                                                      -------

NET INCOME                                                            $   460
                                                                      =======


(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.




                            American Express Company
                            ------------------------
                          Financial Summary (continued)
                          -----------------------------
                                   (Unaudited)


                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                           $   1.28
                                                                      ========
  Average common shares outstanding (millions)                           447.7
                                                                      ========

Diluted
-------
  Earnings Per Common Share                                           $   1.26
                                                                      ========
  Average common shares outstanding (millions)                           456.2
                                                                      ========

Cash dividends declared per common share                              $  0.225
                                                                      ========

                                                                   Quarter Ended
                                                                    December 31,
                                                                        1998
                                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                           $   1.18
                                                                      ========
  Average common shares outstanding (millions)                           448.7
                                                                      ========

Diluted
-------
  Earnings Per Common Share                                           $   1.16
                                                                      ========
  Average common shares outstanding (millions)                           456.0
                                                                      ========

Cash dividends declared per common share                              $  0.225
                                                                      ========



                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                           $   1.27
                                                                      ========
  Average common shares outstanding (millions)                           451.6
                                                                      ========

Diluted
-------
  Earnings Per Common Share                                           $   1.25
                                                                      ========
  Average common shares outstanding (millions)                           459.6
                                                                      ========

Cash dividends declared per common share                              $  0.225
                                                                      ========

                                                                   Quarter Ended
                                                                      June 30,
                                                                        1998
                                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                           $   1.27
                                                                      ========
  Average common shares outstanding (millions)                           456.3
                                                                      ========

Diluted
-------
  Earnings Per Common Share                                           $   1.24
                                                                      ========
  Average common shares outstanding (millions)                           465.3
                                                                      ========

Cash dividends declared per common share                              $  0.225
                                                                      ========




                                                                   Quarter Ended
                                                                      March 31,
                                                                        1998
                                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                                           $   1.00
                                                                      ========
  Average common shares outstanding (millions)                           460.7
                                                                      ========

Diluted
-------
  Earnings Per Common Share                                           $   0.98
                                                                      ========
  Average common shares outstanding (millions)                           469.5
                                                                      ========

Cash dividends declared per common share                              $  0.225
                                                                      ========




                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)


                                                                   Quarter Ended
                                                                      March 31,
                                                                        1999
                                                                   -------------
Return on Average Equity*                                                25.1%
Common Shares Outstanding (millions)                                    450.0
Book Value per Common Share:
     Actual                                                          $  21.74
     Pro Forma*                                                      $  20.92
Shareholders' Equity (billions)                                      $    9.8

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Return on Average Equity*                                                24.0%
Common Shares Outstanding (millions)                                    450.5
Book Value per Common Share:
     Actual                                                          $  21.53
     Pro Forma*                                                      $  20.24
Shareholders' Equity (billions)                                      $    9.7

                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Return on Average Equity*                                                23.9%
Common Shares Outstanding (millions)                                    452.3
Book Value per Common Share:
     Actual                                                          $  20.79
     Pro Forma*                                                      $  19.28
Shareholders' Equity (billions)                                      $    9.4

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Return on Average Equity*                                                23.5%
Common Shares Outstanding (millions)                                    456.8
Book Value per Common Share:
     Actual                                                          $  20.35
     Pro Forma*                                                      $  19.11
Shareholders' Equity (billions)                                      $    9.3

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Return on Average Equity*                                                23.1%
Common Shares Outstanding (millions)                                    461.9
Book Value per Common Share:
     Actual                                                          $  20.41
     Pro Forma*                                                      $  19.19
Shareholders' Equity (billions)                                      $    9.4


*    Excludes the effect of SFAS No. 115.


(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)

(Dollars in millions)
                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Net Revenues:
     Discount Revenue                             $1,514     $1,429      5.9%
     Net Card Fees                                   403        398      1.4
     Travel Commissions and Fees                     426        351     21.6
     Other Revenues                                  731        588     24.3
     Lending:
          Finance Charge Revenue                     503        478      5.1
          Interest Expense                           156        161     (3.2)
                                                  ------     ------
               Net Finance Charge Revenue            347        317      9.4
                                                  ------     ------
          Total Net Revenues                       3,421      3,083     11.0
                                                  ------     ------
Expenses:
     Marketing and Promotion                         270        244     10.6
     Provision for Losses and Claims:
          Charge Card                                182        218    (16.2)
          Lending                                    235        218      7.7
          Other                                       14         13      7.0
                                                  ------     ------
               Total                                 431        449     (3.9)
                                                  ------     ------
     Charge Card Interest Expense                    183        197     (6.9)
     Net Discount Expense                            143        140      1.9
     Human Resources                                 912        787     15.9
     Other Operating Expenses                        928        784     18.3
                                                  ------     ------
          Total Expenses                           2,867      2,601     10.2
                                                  ------     ------
Pretax Income                                        554        482     15.1
Income Tax Provision                                 191        167     14.9
                                                  ------     ------
Net Income                                        $  363     $  315     15.1
                                                  ======     ======




(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                        (Unaudited, Managed Asset Basis)


(Dollars in millions)
                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Net Revenues:
     Discount Revenue                             $1,514     $1,429      5.9%
     Net Card Fees                                   403        398      1.4
     Travel Commissions and Fees                     426        351     21.6
     Other Revenues                                  639        511     25.0
     Lending:
          Finance Charge Revenue                     652        584     11.7
          Interest Expense                           200        194      3.2
                                                  ------     ------
               Net Finance Charge Revenue            452        390     15.9
                                                  ------     ------
          Total Net Revenues                       3,434      3,079     11.5
                                                  ------     ------
Expenses:
     Marketing and Promotion                         270        244     10.6
     Provision for Losses and Claims:
          Charge Card                                233        273    (14.7)
          Lending                                    282        248     13.7
          Other                                       14         13      7.0
                                                  ------     ------
               Total                                 529        534     (1.0)
                                                  ------     ------
     Charge Card Interest Expense                    241        248     (2.5)
     Human Resources                                 912        787     15.9
     Other Operating Expenses                        928        784     18.3
                                                  ------     ------
          Total Expenses                           2,880      2,597     10.9
                                                  ------     ------
Pretax Income                                        554        482     15.1
Income Tax Provision                                 191        167     14.9
                                                  ------     ------
Net Income                                        $  363     $  315     15.1
                                                  ======     ======


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.




(Preliminary)                Travel Related Services
                             -----------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)


(Amounts in billions, except percentages and where indicated)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Total Cards in Force (millions):
     United States                                  27.9       29.5     (5.5)%
     Outside the United States                      15.0       13.8      8.6
                                                  ------     ------
          Total                                     42.9       43.3     (1.0)
                                                  ======     ======
Basic Cards in Force (millions):
     United States                                  21.8       23.3     (6.2)
     Outside the United States                      11.5       10.6      8.0
                                                  ------     ------
          Total                                     33.3       33.9     (1.7)
                                                  ======     ======
Card Billed Business:
     United States                                $ 41.6     $ 38.5      8.2
     Outside the United States                      15.2       14.1      7.2
                                                  ------     ------
          Total                                   $ 56.8     $ 52.6      8.0
                                                  ======     ======

Average Discount Rate*                              2.73%      2.74%      --
Average Basic Cardmember
     Spending (dollars)*                          $1,781     $1,600     11.3
Average Fee per Card (dollars)*                   $   40     $   38      5.3

Travel Sales                                      $  5.3     $  4.3     25.3
Travel Commissions and Fees/Sales**                  8.0%       8.2%      --

Total Debt                                        $ 28.2     $ 24.9     13.0
Shareholder's Equity                              $  5.1     $  4.8      6.6
Return on Average Equity***                         28.4%      25.7%      --
Return on Average Assets***                          3.3%       3.1%      --

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.

**   Computed from information provided herein.

***  Excluding the effect of SFAS No. 115.



(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                                   (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                            $ 23.5     $ 22.0      6.7%
     90 Days Past Due as a % of Total                3.0%       3.4%      --
     Loss Reserves (millions)                     $  876     $  967     (9.4)
          % of Receivables                           3.7%       4.4%      --
          % of 90 Days Past Due                      126%       131%      --
     Net Loss Ratio                                 0.43%      0.47%      --

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                  $ 16.7     $ 14.2     17.9
     Past Due Loans as a % of Total:
          30-89 Days                                 2.1%       2.5%      --
          90+ Days                                   1.0%       1.1%      --
     Loss Reserves (millions):
          Beginning Balance                       $  619     $  589      5.1
               Provision                             244        221     10.4
               Net Charge-Offs/Other                (240)      (219)     9.2
                                                  ------     ------
          Ending Balance                          $  623     $  591      5.5
                                                  ======     ======
          % of Loans                                 3.7%       4.2%      --
          % of Past Due                              121%       117%      --
     Average Loans                                $ 16.7     $ 14.2     17.3
     Net Write-Off Rate                              5.9%       6.3%      --
     Net Interest Yield                              9.4%       9.6%      --




(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)

(Dollars in millions)
                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,514
     Net Card Fees                                                       403
     Travel Commissions and Fees                                         426
     Other Revenues                                                      731
     Lending:
          Finance Charge Revenue                                         503
          Interest Expense                                               156
                                                                      ------
               Net Finance Charge Revenue                                347
                                                                      ------
          Total Net Revenues                                           3,421
                                                                      ------
Expenses:
     Marketing and Promotion                                             270
     Provision for Losses and Claims:
          Charge Card                                                    182
          Lending                                                        235
          Other                                                           14
                                                                      ------
               Total                                                     431
                                                                      ------
     Charge Card Interest Expense                                        183
     Net Discount Expense                                                143
     Human Resources                                                     912
     Other Operating Expenses                                            928
                                                                      ------
          Total Expenses                                               2,867
                                                                      ------
Pretax Income                                                            554
Income Tax Provision                                                     191
                                                                      ------
Net Income                                                            $  363
                                                                      ======

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,639
     Net Card Fees                                                       398
     Travel Commissions and Fees                                         452
     Other Revenues                                                      687
     Lending:
          Finance Charge Revenue                                         535
          Interest Expense                                               166
                                                                      ------
               Net Finance Charge Revenue                                369
                                                                      ------
          Total Net Revenues                                           3,545
                                                                      ------
Expenses:
     Marketing and Promotion                                             301
     Provision for Losses and Claims:
          Charge Card                                                    100
          Lending                                                        293
          Other                                                           14
                                                                      ------
               Total                                                     407
                                                                      ------
     Charge Card Interest Expense                                        211
     Net Discount Expense                                                185
     Human Resources                                                     990
     Other Operating Expenses                                            968
                                                                      ------
          Total Expenses                                               3,062
                                                                      ------
Pretax Income                                                            483
Income Tax Provision                                                     157
                                                                      ------
Net Income                                                            $  326
                                                                      ======




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,522
     Net Card Fees                                                       393
     Travel Commissions and Fees                                         441
     Other Revenues                                                      645
     Lending:
          Finance Charge Revenue                                         502
          Interest Expense                                               164
                                                                      ------
               Net Finance Charge Revenue                                338
                                                                      ------
          Total Net Revenues                                           3,339
                                                                      ------
Expenses:
     Marketing and Promotion                                             310
     Provision for Losses and Claims:
          Charge Card                                                    148
          Lending                                                        224
          Other                                                           17
                                                                      ------
               Total                                                     389
                                                                      ------
     Charge Card Interest Expense                                        199
     Net Discount Expense                                                170
     Human Resources                                                     924
     Other Operating Expenses                                            793
                                                                      ------
          Total Expenses                                               2,785
                                                                      ------
Pretax Income                                                            554
Income Tax Provision                                                     192
                                                                      ------
Net Income                                                            $  362
                                                                      ======

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,525
     Net Card Fees                                                       398
     Travel Commissions and Fees                                         403
     Other Revenues                                                      614
     Lending:
          Finance Charge Revenue                                         493
          Interest Expense                                               163
                                                                      ------
               Net Finance Charge Revenue                                330
                                                                      ------
          Total Net Revenues                                           3,270
                                                                      ------
Expenses:
     Marketing and Promotion                                             275
     Provision for Losses and Claims:
          Charge Card                                                    236
          Lending                                                        187
          Other                                                           11
                                                                      ------
               Total                                                     434
                                                                      ------
     Charge Card Interest Expense                                        203
     Net Discount Expense                                                170
     Human Resources                                                     843
     Other Operating Expenses                                            799
                                                                      ------
          Total Expenses                                               2,724
                                                                      ------
Pretax Income                                                            546
Income Tax Provision                                                     186
                                                                      ------
Net Income                                                            $  360
                                                                      ======



                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,429
     Net Card Fees                                                       398
     Travel Commissions and Fees                                         351
     Other Revenues                                                      588
     Lending:
          Finance Charge Revenue                                         478
          Interest Expense                                               161
                                                                      ------
               Net Finance Charge Revenue                                317
                                                                      ------
          Total Net Revenues                                           3,083
                                                                      ------
Expenses:
     Marketing and Promotion                                             244
     Provision for Losses and Claims:
          Charge Card                                                    218
          Lending                                                        218
          Other                                                           13
                                                                      ------
               Total                                                     449
                                                                      ------
     Charge Card Interest Expense                                        197
     Net Discount Expense                                                140
     Human Resources                                                     787
     Other Operating Expenses                                            784
                                                                      ------
          Total Expenses                                               2,601
                                                                      ------
Pretax Income                                                            482
Income Tax Provision                                                     167
                                                                      ------
Net Income                                                            $  315
                                                                      ======




(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                         (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,514
     Net Card Fees                                                       403
     Travel Commissions and Fees                                         426
     Other Revenues                                                      639
     Lending:
          Finance Charge Revenue                                         652
          Interest Expense                                               200
                                                                      ------
               Net Finance Charge Revenue                                452
                                                                      ------
          Total Net Revenues                                           3,434
                                                                      ------
Expenses:
     Marketing and Promotion                                             270
     Provision for Losses and Claims:
          Charge Card                                                    233
          Lending                                                        282
          Other                                                           14
                                                                      ------
               Total                                                     529
                                                                      ------
     Charge Card Interest Expense                                        241
     Human Resources                                                     912
     Other Operating Expenses                                            928
                                                                      ------
          Total Expenses                                               2,880
                                                                      ------
Pretax Income                                                            554
Income Tax Provision                                                     191
                                                                      ------
Net Income                                                            $  363
                                                                      ======

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,639
     Net Card Fees                                                       398
     Travel Commissions and Fees                                         452
     Other Revenues                                                      617
     Lending:
          Finance Charge Revenue                                         655
          Interest Expense                                               211
                                                                      ------
               Net Finance Charge Revenue                                444
                                                                      ------
          Total Net Revenues                                           3,550
                                                                      ------
Expenses:
     Marketing and Promotion                                             301
     Provision for Losses and Claims:
          Charge Card                                                    192
          Lending                                                        331
          Other                                                           14
                                                                      ------
               Total                                                     537
                                                                      ------
     Charge Card Interest Expense                                        271
     Human Resources                                                     990
     Other Operating Expenses                                            968
                                                                      ------
          Total Expenses                                               3,067
                                                                      ------
Pretax Income                                                            483
Income Tax Provision                                                     157
                                                                      ------
Net Income                                                            $  326
                                                                      ======




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,522
     Net Card Fees                                                       395
     Travel Commissions and Fees                                         441
     Other Revenues                                                      562
     Lending:
          Finance Charge Revenue                                         636
          Interest Expense                                               209
                                                                      ------
               Net Finance Charge Revenue                                427
                                                                      ------
          Total Net Revenues                                           3,347
                                                                      ------
Expenses:
     Marketing and Promotion                                             310
     Provision for Losses and Claims:
          Charge Card                                                    224
          Lending                                                        263
          Other                                                           17
                                                                      ------
               Total                                                     504
                                                                      ------
     Charge Card Interest Expense                                        262
     Human Resources                                                     924
     Other Operating Expenses                                            793
                                                                      ------
          Total Expenses                                               2,793
                                                                      ------
Pretax Income                                                            554
Income Tax Provision                                                     192
                                                                      ------
Net Income                                                            $  362
                                                                      ======

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,525
     Net Card Fees                                                       393
     Travel Commissions and Fees                                         403
     Other Revenues                                                      536
     Lending:
          Finance Charge Revenue                                         595
          Interest Expense                                               197
                                                                      ------
               Net Finance Charge Revenue                                398
                                                                      ------
          Total Net Revenues                                           3,255
                                                                      ------
Expenses:
     Marketing and Promotion                                             239
     Provision for Losses and Claims:
          Charge Card                                                    307
          Lending                                                        251
          Other                                                           11
                                                                      ------
               Total                                                     569
                                                                      ------
     Charge Card Interest Expense                                        259
     Human Resources                                                     843
     Other Operating Expenses                                            799
                                                                      ------
          Total Expenses                                               2,709
                                                                      ------
Pretax Income                                                            546
Income Tax Provision                                                     186
                                                                      ------
Net Income                                                            $  360
                                                                      ======




                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Discount Revenue                                                 $1,429
     Net Card Fees                                                       398
     Travel Commissions and Fees                                         351
     Other Revenues                                                      511
     Lending:
          Finance Charge Revenue                                         584
          Interest Expense                                               194
                                                                      ------
               Net Finance Charge Revenue                                390
                                                                      ------
          Total Net Revenues                                           3,079
                                                                      ------
Expenses:
     Marketing and Promotion                                             244
     Provision for Losses and Claims:
          Charge Card                                                    273
          Lending                                                        248
          Other                                                           13
                                                                      ------
               Total                                                     534
                                                                      ------
     Charge Card Interest Expense                                        248
     Human Resources                                                     787
     Other Operating Expenses                                            784
                                                                      ------
          Total Expenses                                               2,597
                                                                      ------
Pretax Income                                                            482
Income Tax Provision                                                     167
                                                                      ------
Net Income                                                            $  315
                                                                      ======


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million ($23 million after-tax) in the second quarter of 1998 related to the securitization of U.S. receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the second quarter of 1998. For purposes of this presentation such gain and a corresponding $36 million increase in Marketing and Promotion expenses have been eliminated in the second quarter of 1998.



(Preliminary)                Travel Related Services
                             -----------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)


(Amounts in billions, except percentages and where indicated)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Total Cards in Force (millions):
     United States                                                         27.9
     Outside the United States                                             15.0
                                                                      ---------
          Total                                                            42.9
                                                                      =========
Basic Cards in Force (millions):
     United States                                                         21.8
     Outside the United States                                             11.5
                                                                      ---------
          Total                                                            33.3
                                                                      =========
Card Billed Business:
     United States                                                    $    41.6
     Outside the United States                                             15.2
                                                                      ---------
          Total                                                       $    56.8
                                                                      =========

Average Discount Rate*                                                     2.73%
Average Basic Cardmember
     Spending (dollars)*                                              $   1,781
Average Fee per Card (dollars)*                                       $      40

Travel Sales                                                          $     5.3
Travel Commissions and Fees/Sales**                                         8.0%

Total Debt                                                            $    28.2
Shareholder's Equity                                                  $     5.1
Return on Average Equity***                                                28.4%
Return on Average Assets***                                                 3.3%

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Total Cards in Force (millions):
     United States                                                         27.8
     Outside the United States                                             14.9
                                                                      ---------
          Total                                                            42.7
                                                                      =========
Basic Cards in Force (millions):
     United States                                                         21.7
     Outside the United States                                             11.5
                                                                      ---------
          Total                                                            33.2
                                                                      =========
Card Billed Business:
     United States                                                    $    44.2
     Outside the United States                                             17.2
                                                                      ---------
          Total                                                       $    61.4
                                                                      =========

Average Discount Rate*                                                     2.72%
Average Basic Cardmember
     Spending (dollars)*                                              $   1,861
Average Fee per Card (dollars)*                                       $      38

Travel Sales                                                          $     5.6
Travel Commissions and Fees/Sales**                                         8.1%

Total Debt                                                            $    28.0
Shareholder's Equity                                                  $     4.9
Return on Average Equity***                                                27.8%
Return on Average Assets***                                                 3.3%



                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Total Cards in Force (millions):
     United States                                                         29.5
     Outside the United States                                             14.6
                                                                      ---------
          Total                                                            44.1
                                                                      =========
Basic Cards in Force (millions):
     United States                                                         23.3
     Outside the United States                                             11.3
                                                                      ---------
          Total                                                            34.6
                                                                      =========
Card Billed Business:
     United States                                                    $    41.5
     Outside the United States                                             15.2
                                                                      ---------
          Total                                                       $    56.7
                                                                      =========

Average Discount Rate*                                                     2.72%
Average Basic Cardmember
     Spending (dollars)*                                              $   1,704
Average Fee per Card (dollars)*                                       $      37

Travel Sales                                                          $     5.1
Travel Commissions and Fees/Sales**                                         8.6%

Total Debt                                                            $    26.9
Shareholder's Equity                                                  $     5.2
Return on Average Equity***                                                27.1%
Return on Average Assets***                                                 3.3%

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Total Cards in Force (millions):
     United States                                                         29.6
     Outside the United States                                             14.2
                                                                      ---------
          Total                                                            43.8
                                                                      =========
Basic Cards in Force (millions):
     United States                                                         23.3
     Outside the United States                                             11.0
                                                                      ---------
          Total                                                            34.3
                                                                      =========
Card Billed Business:
     United States                                                    $    41.4
     Outside the United States                                             15.4
                                                                      ---------
          Total                                                       $    56.8
                                                                      =========

Average Discount Rate*                                                     2.72%
Average Basic Cardmember
     Spending (dollars)*                                              $   1,717
Average Fee per Card (dollars)*                                       $      38

Travel Sales                                                          $     4.9
Travel Commissions and Fees/Sales**                                         8.2%

Total Debt                                                            $    24.0
Shareholder's Equity                                                  $     5.0
Return on Average Equity***                                                26.5%
Return on Average Assets***                                                 3.2%




                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Total Cards in Force (millions):
     United States                                                         29.5
     Outside the United States                                             13.8
                                                                      ---------
          Total                                                            43.3
                                                                      =========
Basic Cards in Force (millions):
     United States                                                         23.3
     Outside the United States                                             10.6
                                                                      ---------
          Total                                                            33.9
                                                                      =========
Card Billed Business:
     United States                                                    $    38.5
     Outside the United States                                             14.1
                                                                      ---------
          Total                                                       $    52.6
                                                                      =========

Average Discount Rate*                                                     2.74%
Average Basic Cardmember
     Spending (dollars)*                                              $   1,600
Average Fee per Card (dollars)*                                       $      38

Travel Sales                                                          $     4.3
Travel Commissions and Fees/Sales**                                         8.2%

Total Debt                                                            $    24.9
Shareholder's Equity                                                  $     4.8
Return on Average Equity***                                                25.7%
Return on Average Assets***                                                 3.1%


* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.

**   Computed from information provided herein.

***  Excluding the effect of SFAS No. 115.



(Preliminary)                Travel Related Services
                             -----------------------
                  Selected Statistical Information (continued)
                  --------------------------------------------
                                   (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                                $   23.5
     90 Days Past Due as a % of Total                                      3.0%
     Loss Reserves (millions)                                         $    876
         %  of Receivables                                                 3.7%
         %  of 90 Days Past Due                                            126%
     Net Loss Ratio                                                       0.43%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                                      $   16.7
     Past Due Loans as a % of Total:
          30-89 Days                                                       2.1%
          90+ Days                                                         1.0%
     Loss Reserves (millions):
          Beginning Balance                                           $    619
               Provision                                                   244
               Net Charge-Offs/Other                                      (240)
                                                                      --------
          Ending Balance                                              $    623
                                                                      ========
         %  of Loans                                                       3.7%
         %  of Past Due                                                    121%
     Average Loans                                                    $   16.7
     Net Write-Off Rate                                                    5.9%
     Net Interest Yield                                                    9.4%

                                                                   Quarter Ended
                                                                    December 31,
                                                                        1998
                                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                                $   24.0
     90 Days Past Due as a % of Total                                      2.7%
     Loss Reserves (millions)                                         $    897
         %  of Receivables                                                 3.7%
         %  of 90 Days Past Due                                            138%
     Net Loss Ratio                                                       0.42%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                                      $   16.7
     Past Due Loans as a % of Total:
          30-89 Days                                                       2.2%
          90+ Days                                                         0.9%
     Loss Reserves (millions):
          Beginning Balance                                           $    579
               Provision                                                   285
               Net Charge-Offs/Other                                      (245)
                                                                      --------
          Ending Balance                                              $    619
                                                                      ========
         %  of Loans                                                       3.7%
         %  of Past Due                                                    120%
     Average Loans                                                    $   15.9
     Net Write-Off Rate                                                    6.2%
     Net Interest Yield                                                    9.5%




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                               $    23.3
     90 Days Past Due as a % of Total                                      2.7%
     Loss Reserves (millions)                                        $     961
         %  of Receivables                                                 4.1%
         %  of 90 Days Past Due                                            151%
     Net Loss Ratio                                                       0.48%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                                     $    15.4
     Past Due Loans as a % of Total:
          30-89 Days                                                       2.2%
          90+ Days                                                         1.0%
     Loss Reserves (millions):
          Beginning Balance                                          $     577
               Provision                                                   236
               Net Charge-Offs/Other                                      (234)
                                                                     ---------
          Ending Balance                                             $     579
                                                                     =========
         %  of Loans                                                       3.8%
         %  of Past Due                                                    118%
     Average Loans                                                   $    15.2
     Net Write-Off Rate                                                    6.4%
     Net Interest Yield                                                    9.6%

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                               $    23.4
     90 Days Past Due as a % of Total                                      3.1%
     Loss Reserves (millions)                                        $   1,015
         %  of Receivables                                                 4.3%
         %  of 90 Days Past Due                                            142%
     Net Loss Ratio                                                       0.46%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                                     $    14.8
     Past Due Loans as a % of Total:
          30-89 Days                                                       2.3%
          90+ Days                                                         1.1%
     Loss Reserves (millions):
          Beginning Balance                                          $     591
               Provision                                                   219
               Net Charge-Offs/Other                                      (233)
                                                                     ---------
          Ending Balance                                             $     577
                                                                     =========
         %  of Loans                                                       3.9%
         %  of Past Due                                                    115%
     Average Loans                                                   $    14.5
     Net Write-Off Rate                                                    6.6%
     Net Interest Yield                                                    9.5%




                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                                $  22.0
     90 Days Past Due as a % of Total                                     3.4%
     Loss Reserves (millions)                                         $   967
         %  of Receivables                                                4.4%
         %  of 90 Days Past Due                                           131%
     Net Loss Ratio                                                      0.47%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                                      $  14.2
     Past Due Loans as a % of Total:
          30-89 Days                                                      2.5%
          90+ Days                                                        1.1%
     Loss Reserves (millions):
          Beginning Balance                                           $   589
               Provision                                                  221
               Net Charge-Offs/Other                                     (219)
                                                                      -------
          Ending Balance                                              $   591
                                                                      =======
         %  of Loans                                                      4.2%
         %  of Past Due                                                   117%
     Average Loans                                                    $  14.2
     Net Write-Off Rate                                                   6.3%
     Net Interest Yield                                                   9.6%




(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)

(Dollars in millions)
                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Net Revenues:
     Investment Income                            $  595     $  613     (2.9)%
     Management and Distribution Fees                522        418     25.0
     Other Revenues                                  228        190     19.5
                                                  ------     ------
          Total Revenues                           1,345      1,221     10.1
     Provision for Losses and Benefits:
          Annuities                                  270        297     (9.0)
          Insurance                                  126        117      7.1
          Investment Certificates                     64         73    (12.5)
                                                  ------     ------
               Total                                 460        487     (5.6)
                                                  ------     ------
          Net Revenues                               885        734     20.6
                                                  ------     ------

Expenses:
     Human Resources                                 416        351     18.5
     Other Operating Expenses                        157        112     40.7
                                                  ------     ------
          Total Expenses                             573        463     23.9
                                                  ------     ------
Pretax Income                                        312        271     14.9
Income Tax Provision                                  98         85     14.8
                                                  ------     ------
Net Income                                        $  214     $  186     14.9
                                                  ======     ======




(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)


(Dollars in millions, except where indicated)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Investments (billions)                            $  30.6    $  31.1     (1.6)%
Client Contract Reserves (billions)               $  30.5    $  30.3      0.6
Shareholder's Equity (billions)                   $   4.1    $   3.8      5.5
Return on Average Equity*                            22.6%      22.1%      --

Life Insurance in Force (billions)                $  82.9    $  76.1      9.0
Assets Owned, Managed or
 Administered (billions):
   Assets managed for institutions                $  46.9    $  42.3     10.7
   Assets owned, managed or administered
      for individuals:
        Owned Assets:
             Separate Account Assets                 28.2       26.0      8.6
             Other Owned Assets                      37.4       37.0      1.0
                                                  -------    -------
                  Total Owned Assets                 65.6       63.0      4.1
        Managed Assets                               91.2       80.2     13.8
        Administered Assets                          15.7        9.9     57.8
                                                  -------    -------
             Total                                $ 219.4    $ 195.4     12.2
                                                  =======    =======
Market Appreciation (Depreciation) During
 the Period:
   Owned Assets:
        Separate Account Assets                   $   912    $ 2,610    (65.1)
        Other Owned Assets                        $  (204)   $    18       --
   Total Managed Assets                           $ 2,889    $ 8,844    (67.3)

Sales of Selected Products:
   Mutual Funds                                   $ 6,033    $ 5,095     18.4
   Annuities                                      $   579    $   651    (11.1)
   Investment Certificates                        $   660    $   458     44.2
   Life and Other Insurance Products              $    92    $    83     10.5

Number of Financial Advisors                       10,372      9,838      5.4
Fees From Financial Plans (thousands)             $21,252    $17,521     21.3
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales            66.5%      65.1%      --


*    Excluding the effect of SFAS No. 115.




(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)

(Dollars in millions)
                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Net Revenues:
     Investment Income                                                $  595
     Management and Distribution Fees                                    522
     Other Revenues                                                      228
                                                                      ------
          Total Revenues                                               1,345
     Provision for Losses and Benefits:
          Annuities                                                      270
          Insurance                                                      126
          Investment Certificates                                         64
                                                                      ------
               Total                                                     460
                                                                      ------
          Net Revenues                                                   885
                                                                      ------

Expenses:
     Human Resources                                                     416
     Other Operating Expenses                                            157
                                                                      ------
          Total Expenses                                                 573
                                                                      ------
Pretax Income                                                            312
Income Tax Provision                                                      98
                                                                      ------
Net Income                                                            $  214
                                                                      ======

                                                                   Quarter Ended
                                                                    December 31,
                                                                        1998
                                                                   -------------
Net Revenues:
     Investment Income                                                $  647
     Management and Distribution Fees                                    476
     Other Revenues                                                      222
                                                                      ------
          Total Revenues                                               1,345
     Provision for Losses and Benefits:
          Annuities                                                      282
          Insurance                                                      125
          Investment Certificates                                        101
                                                                      ------
               Total                                                     508
                                                                      ------
          Net Revenues                                                   837
                                                                      ------

Expenses:
     Human Resources                                                     407
     Other Operating Expenses                                            126
                                                                      ------
          Total Expenses                                                 533
                                                                      ------
Pretax Income                                                            304
Income Tax Provision                                                      95
                                                                      ------
Net Income                                                            $  209
                                                                      ======




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Investment Income                                                $  573
     Management and Distribution Fees                                    476
     Other Revenues                                                      198
                                                                      ------
          Total Revenues                                               1,247
     Provision for Losses and Benefits:
          Annuities                                                      280
          Insurance                                                      122
          Investment Certificates                                         43
                                                                      ------
               Total                                                     445
                                                                      ------
          Net Revenues                                                   802
                                                                      ------

Expenses:
     Human Resources                                                     384
     Other Operating Expenses                                            110
                                                                      ------
          Total Expenses                                                 494
                                                                      ------
Pretax Income                                                            308
Income Tax Provision                                                      97
                                                                      ------
Net Income                                                            $  211
                                                                      ======

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Investment Income                                                $  603
     Management and Distribution Fees                                    482
     Other Revenues                                                      197
                                                                      ------
          Total Revenues                                               1,282
     Provision for Losses and Benefits:
          Annuities                                                      292
          Insurance                                                      125
          Investment Certificates                                         58
                                                                      ------
               Total                                                     475
                                                                      ------
          Net Revenues                                                   807
                                                                      ------

Expenses:
     Human Resources                                                     388
     Other Operating Expenses                                            110
                                                                      ------
          Total Expenses                                                 498
                                                                      ------
Pretax Income                                                            309
Income Tax Provision                                                      97
                                                                      ------
Net Income                                                            $  212
                                                                      ======



                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Investment Income                                                $  613
     Management and Distribution Fees                                    418
     Other Revenues                                                      190
                                                                      ------
          Total Revenues                                               1,221
     Provision for Losses and Benefits:
          Annuities                                                      297
          Insurance                                                      117
          Investment Certificates                                         73
                                                                      ------
               Total                                                     487
                                                                      ------
          Net Revenues                                                   734
                                                                      ------

Expenses:
     Human Resources                                                     351
     Other Operating Expenses                                            112
                                                                      ------
          Total Expenses                                                 463
                                                                      ------
Pretax Income                                                            271
Income Tax Provision                                                      85
                                                                      ------
Net Income                                                            $  186
                                                                      ======




(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------

Investments (billions)                                                $    30.6
Client Contract Reserves (billions)                                   $    30.5
Shareholder's Equity (billions)                                       $     4.1
Return on Average Equity*                                                  22.6%

Life Insurance in Force (billions)                                    $    82.9
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                                  $    46.9
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                                     28.2
               Other Owned Assets                                          37.4
                                                                      ---------
                    Total Owned Assets                                     65.6
          Managed Assets                                                   91.2
          Administered Assets                                              15.7
                                                                      ---------
               Total                                                  $   219.4
                                                                      =========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                                     $     912
          Other Owned Assets                                          $    (204)
     Total Managed Assets                                             $   2,889

Sales of Selected Products:
     Mutual Funds                                                     $   6,033
     Annuities                                                        $     579
     Investment Certificates                                          $     660
     Life and Other Insurance Products                                $      92

Number of Financial Advisors                                             10,372
Fees From Financial Plans (thousands)                                 $  21,252
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                                  66.5%



                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   ------------
Investments (billions)                                                $    30.9
Client Contract Reserves (billions)                                   $    30.3
Shareholder's Equity (billions)                                       $     4.1
Return on Average Equity*                                                  22.5%

Life Insurance in Force (billions)                                    $    81.1
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                                  $    45.9
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                                     27.3
               Other Owned Assets                                          37.3
                                                                      ---------
                    Total Owned Assets                                     64.6
          Managed Assets                                                   87.9
          Administered Assets                                              14.0
                                                                      ---------
               Total                                                  $   212.4
                                                                      =========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                                     $   4,288
          Other Owned Assets                                          $    (243)
     Total Managed Assets                                             $  14,493

Sales of Selected Products:
     Mutual Funds                                                     $   4,936
     Annuities                                                        $     557
     Investment Certificates                                          $     575
     Life and Other Insurance Products                                $     100

Number of Financial Advisors                                             10,350
Fees From Financial Plans (thousands)                                 $  18,359
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                                  66.8%




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------

Investments (billions)                                               $    30.8
Client Contract Reserves (billions)                                  $    30.2
Shareholder's Equity (billions)                                      $     4.1
Return on Average Equity*                                                 22.4%

Life Insurance in Force (billions)                                   $    79.2
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                                 $    40.5
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                                    23.0
               Other Owned Assets                                         37.0
                                                                     ---------
                    Total Owned Assets                                    60.0
          Managed Assets                                                  76.8
          Administered Assets                                             11.2
                                                                     ---------
               Total                                                 $   188.5
                                                                     =========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                                    $  (3,712)
          Other Owned Assets                                         $      91
     Total Managed Assets                                            $ (10,595)

Sales of Selected Products:
     Mutual Funds                                                    $   5,262
     Annuities                                                       $     648
     Investment Certificates                                         $     560
     Life and Other Insurance Products                               $     102

Number of Financial Advisors                                            10,060
Fees From Financial Plans (thousands)                                $  15,595
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                                 65.4%


                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Investments (billions)                                               $    31.0
Client Contract Reserves (billions)                                  $    30.2
Shareholder's Equity (billions)                                      $     4.0
Return on Average Equity*                                                 22.3%

Life Insurance in Force (billions)                                   $    77.8
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                                 $    44.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                                    26.6
               Other Owned Assets                                         37.2
                                                                     ---------
                    Total Owned Assets                                    63.8
          Managed Assets                                                  83.0
          Administered Assets                                             11.2
                                                                     ---------
               Total                                                 $   202.0
                                                                     =========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                                    $     361
          Other Owned Assets                                         $      24
     Total Managed Assets                                            $   1,045

Sales of Selected Products:
     Mutual Funds                                                    $   5,474
     Annuities                                                       $     702
     Investment Certificates                                         $     383
     Life and Other Insurance Products                               $     104

Number of Financial Advisors                                             9,869
Fees From Financial Plans (thousands)                                $  20,891
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                                 64.7%


                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Investments (billions)                                                $    31.1
Client Contract Reserves (billions)                                   $    30.3
Shareholder's Equity (billions)                                       $     3.8
Return on Average Equity*                                                  22.1%

Life Insurance in Force (billions)                                    $    76.1
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                                  $    42.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                                     26.0
               Other Owned Assets                                          37.0
                                                                      ---------
                    Total Owned Assets                                     63.0
          Managed Assets                                                   80.2
          Administered Assets                                               9.9
                                                                      ---------
               Total                                                  $   195.4
                                                                      =========
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                                     $   2,610
          Other Owned Assets                                          $      18
     Total Managed Assets                                             $   8,844

Sales of Selected Products:
     Mutual Funds                                                     $   5,095
     Annuities                                                        $     651
     Investment Certificates                                          $     458
     Life and Other Insurance Products                                $      83

Number of Financial Advisors                                              9,838
Fees From Financial Plans (thousands)                                 $  17,521
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales                                  65.1%


*    Excluding the effect of SFAS No. 115.




(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)



(Dollars in millions)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Net Revenues:
     Interest Income                              $ 193      $ 210       (8.0)%
     Interest Expense                               119        139      (13.9)
                                                  -----      -----
          Net Interest Income                        74         71        3.6
     TC Investment Income                            79         80       (1.0)
     Foreign Exchange Income                         18         48      (61.9)
     Commissions, Fees and Other Revenue             76         58       30.7
                                                  -----      -----
          Total Net Revenues                        247        257       (4.1)
                                                  -----      -----

Expenses:
     Human Resources                                 82         74       10.5
     Other Operating Expenses                       136        124        9.5
     Provision for Losses                            17        233      (92.8)
                                                  -----      -----
          Total Expenses                            235        431      (45.6)
                                                  -----      -----
Pretax Income/(Loss)                                 12       (174)        #
Income Tax Benefit                                  (29)       (91)     (68.6)
                                                  -----      -----
Net Income/(Loss)                                 $  41      $ (83)        #
                                                  =====      =====

#    Denotes variance of more than 100%.




(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)



(Dollars in billions, except where indicated)

                                                    Quarter Ended
                                                       March 31,
                                                  ------------------  Percentage
                                                    1999       1998   Inc/(Dec)
                                                  -------    -------  ----------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)             $1,148     $1,119       2.6%
Return on Average Common Equity *                   19.7%      12.5%       --
Return on Average Assets *                          0.90%      0.61%       --
American Express Bank:
     Total Loans                                  $  5.3     $  6.0     (12.2)
     Total Nonperforming Loans (millions)         $  209     $  149      39.9
     Other Nonperforming Assets (millions)        $   64     $  102     (37.6)
     Reserve for Credit Losses (millions)**       $  261     $  359     (27.1)
     Loan Loss Reserves as a % of Total Loans        4.1%       4.9%       --
     Deposits                                     $  7.9     $  8.3      (5.7)
     Assets Managed / Administered ***            $  6.3     $  5.1      22.3
     Assets of Non-Consolidated Joint
          Ventures                                $  2.6     $  2.6       1.9
     Risk-Based Capital Ratios:
          Tier 1                                     9.8%       9.0%       --
          Total                                     12.1%      12.2%       --
          Leverage Ratio                             5.4%       5.1%       --
Travelers Cheque:
     Sales                                        $  4.6     $  4.8      (4.2)
     Average Outstanding                          $  5.8     $  5.7       3.3
     Average Investments                          $  5.6     $  5.4       2.1
     Tax equivalent yield                            8.9%       9.2%       --


*    Excludes the effect of SFAS No. 115 for all periods presented.

**   Allocation:

     Loans                                   $218     $294
     Other Assets, primarily derivatives       41       59
     Other Liabilities                          2        6
                                             ----     ----
     Total Credit Loss Reserves              $261     $359
                                             ====     ====

***  Includes assets managed by American Express Financial Advisors.




(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)


(Dollars in millions)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Net Revenues:
     Interest Income                                                  $ 193
     Interest Expense                                                   119
                                                                      -----
          Net Interest Income                                            74
     TC Investment Income                                                79
     Foreign Exchange Income                                             18
     Commissions, Fees and Other Revenue                                 76
                                                                      -----
          Total Net Revenues                                            247
                                                                      -----

Expenses:
     Human Resources                                                     82
     Other Operating Expenses                                           136
     Provision for Losses                                                17
                                                                      -----
          Total Expenses                                                235
                                                                      -----
Pretax Income/(Loss)                                                     12
Income Tax Benefit                                                      (29)
                                                                      -----
Net Income/(Loss)                                                     $  41
                                                                      =====

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Interest Income                                                  $ 210
     Interest Expense                                                   136
                                                                      -----
          Net Interest Income                                            74
     TC Investment Income                                                82
     Foreign Exchange Income                                             32
     Commissions, Fees and Other Revenue                                 51
                                                                      -----
          Total Net Revenues                                            239
                                                                      -----

Expenses:
     Human Resources                                                     86
     Other Operating Expenses                                           136
     Provision for Losses                                                15
                                                                      -----
          Total Expenses                                                237
                                                                      -----
Pretax Income/(Loss)                                                      2
Income Tax Benefit                                                      (34)
                                                                      -----
Net Income/(Loss)                                                     $  36
                                                                      =====




                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Interest Income                                                  $ 217
     Interest Expense                                                   143
                                                                      -----
          Net Interest Income                                            74
     TC Investment Income                                                88
     Foreign Exchange Income                                             30
     Commissions, Fees and Other Revenue                                 63
                                                                      -----
          Total Net Revenues                                            255
                                                                      -----

Expenses:
     Human Resources                                                     83
     Other Operating Expenses                                           140
     Provision for Losses                                                12
                                                                      -----
          Total Expenses                                                235
                                                                      -----
Pretax Income/(Loss)                                                     20
Income Tax Benefit                                                      (23)
                                                                      -----
Net Income/(Loss)                                                     $  43
                                                                      =====

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Net Revenues:
     Interest Income                                                  $ 218
     Interest Expense                                                   147
                                                                      -----
          Net Interest Income                                            71
     TC Investment Income                                                80
     Foreign Exchange Income                                             35
     Commissions, Fees and Other Revenue                                 65
                                                                      -----
          Total Net Revenues                                            251
                                                                      -----

Expenses:
     Human Resources                                                     79
     Other Operating Expenses                                           136
     Provision for Losses                                                13
                                                                      -----
          Total Expenses                                                228
                                                                      -----
Pretax Income/(Loss)                                                     23
Income Tax Benefit                                                      (24)
                                                                      -----
Net Income/(Loss)                                                     $  47
                                                                      =====




                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Net Revenues:
     Interest Income                                                  $ 210
     Interest Expense                                                   139
                                                                      -----
          Net Interest Income                                            71
     TC Investment Income                                                80
     Foreign Exchange Income                                             48
     Commissions, Fees and Other Revenue                                 58
                                                                      -----
          Total Net Revenues                                            257
                                                                      -----

Expenses:
     Human Resources                                                     74
     Other Operating Expenses                                           124
     Provision for Losses                                               233
                                                                      -----
          Total Expenses                                                431
                                                                      -----
Pretax Income/(Loss)                                                   (174)
Income Tax Benefit                                                      (91)
                                                                      -----
Net Income/(Loss)                                                     $ (83)
                                                                      =====





(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)


(Dollars in billions, except where indicated)

                                                                   Quarter Ended
                                                                     March 31,
                                                                       1999
                                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                 $   1,148
Return on Average Common Equity *                                          19.7%
Return on Average Assets *                                                 0.90%
American Express Bank:
     Total Loans                                                      $     5.3
     Total Nonperforming Loans (millions)                             $     209
     Other Nonperforming Assets (millions)                            $      64
     Reserve for Credit Losses (millions)**                           $     261
     Loan Loss Reserves as a % of Total Loans                               4.1%
     Deposits                                                         $     7.9
     Assets Managed / Administered ***                                $     6.3
     Assets of Non-Consolidated Joint
          Ventures                                                    $     2.6
     Risk-Based Capital Ratios:****
          Tier 1                                                            9.8%
          Total                                                            12.1%
          Leverage Ratio                                                    5.4%
Travelers Cheque:
     Sales                                                            $     4.6
     Average Outstanding                                              $     5.8
     Average Investments                                              $     5.6
     Tax equivalent yield                                                   8.9%

                                                                   Quarter Ended
                                                                   December 31,
                                                                       1998
                                                                   ------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                 $   1,197
Return on Average Common Equity *                                           4.9%
Return on Average Assets *                                                 0.23%
American Express Bank:
     Total Loans                                                      $     5.6
     Total Nonperforming Loans (millions)                             $     180
     Other Nonperforming Assets (millions)                            $      63
     Reserve for Credit Losses (millions)**                           $     259
     Loan Loss Reserves as a % of Total Loans                               3.8%
     Deposits                                                         $     8.3
     Assets Managed / Administered ***                                $     6.2
     Assets of Non-Consolidated Joint
          Ventures                                                    $     2.6
     Risk-Based Capital Ratios:****
          Tier 1                                                            9.8%
          Total                                                            12.6%
          Leverage Ratio                                                    5.5%
Travelers Cheque:
     Sales                                                            $     5.0
     Average Outstanding                                              $     5.9
     Average Investments                                              $     5.8
     Tax equivalent yield                                                   8.8%






                                                                   Quarter Ended
                                                                   September 30,
                                                                       1998
                                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                 $   1,210
Return on Average Common Equity *                                           8.1%
Return on Average Assets *                                                 0.39%
American Express Bank:
     Total Loans                                                      $     6.1
     Total Nonperforming Loans (millions)                             $     239
     Other Nonperforming Assets (millions)                            $      92
     Reserve for Credit Losses (millions)**                           $     348
     Loan Loss Reserves as a % of Total Loans                               4.6%
     Deposits                                                         $     8.7
     Assets Managed / Administered ***                                $     5.7
     Assets of Non-Consolidated Joint
          Ventures                                                    $     2.4
     Risk-Based Capital Ratios:****
          Tier 1                                                            9.4%
          Total                                                            12.2%
          Leverage Ratio                                                    5.6%
Travelers Cheque:
     Sales                                                            $     7.8
     Average Outstanding                                              $     6.4
     Average Investments                                              $     6.1
     Tax equivalent yield                                                   8.8%

                                                                   Quarter Ended
                                                                     June 30,
                                                                       1998
                                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                 $   1,135
Return on Average Common Equity *                                          10.4%
Return on Average Assets *                                                 0.50%
American Express Bank:
     Total Loans                                                      $     6.1
     Total Nonperforming Loans (millions)                             $     205
     Other Nonperforming Assets (millions)                            $      73
     Reserve for Credit Losses (millions)**                           $     350
     Loan Loss Reserves as a % of Total Loans                               4.3%
     Deposits                                                         $     8.1
     Assets Managed / Administered ***                                $     5.6
     Assets of Non-Consolidated Joint
          Ventures                                                    $     2.7
     Risk-Based Capital Ratios:****
          Tier 1                                                            9.2%
          Total                                                            12.2%
          Leverage Ratio                                                    5.6%
Travelers Cheque:
     Sales                                                            $     6.4
     Average Outstanding                                              $     6.0
     Average Investments                                              $     5.7
     Tax equivalent yield                                                   9.0%




                                                                   Quarter Ended
                                                                     March 31,
                                                                       1998
                                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                                 $   1,119
Return on Average Common Equity *                                          12.5%
Return on Average Assets *                                                 0.61%
American Express Bank:
     Total Loans                                                      $     6.0
     Total Nonperforming Loans (millions)                             $     149
     Other Nonperforming Assets (millions)                            $     102
     Reserve for Credit Losses (millions)**                           $     359
     Loan Loss Reserves as a % of Total Loans                               4.9%
     Deposits                                                         $     8.3
     Assets Managed / Administered ***                                $     5.1
     Assets of Non-Consolidated Joint
          Ventures                                                    $     2.6
     Risk-Based Capital Ratios:****
          Tier 1                                                            9.0%
          Total                                                            12.2%
          Leverage Ratio                                                    5.1%
Travelers Cheque:
     Sales                                                            $     4.8
     Average Outstanding                                              $     5.7
     Average Investments                                              $     5.4
     Tax equivalent yield                                                   9.2%


*    Excludes the effect of SFAS No. 115 for all periods presented.

**   Allocation:

                                            Quarter Ended
                                            -------------
                                   3/31  12/31   9/30   6/30   3/31
                                   1999   1998   1998   1998   1998
                                   ----  -----   ----   ----   ----
     Loans                        $ 218  $ 214  $ 279  $ 265  $ 294
     Other Assets, primarily
        derivatives                  41     43     66     84     59
     Other Liabilities                2      2      3      1      6
                                  -----  -----  -----  -----  -----
     Total Credit Loss Reserves   $ 261  $ 259  $ 348  $ 350  $ 359
                                  =====  =====  =====  =====  =====

***  Includes assets managed by American Express Financial Advisors.

**** March 31, 1998 amounts are proforma reflecting regulatory capital actions taken in April 1998.



                              American Express Bank
                              ---------------------
                         Exposures By Country and Region
                         -------------------------------
                                   (Unaudited)

($ in billions)
                                       Net
                                    Guarantees
                           FX and      and               3/31/99      12/31/98
                           Deriva-   Contin-              Total        Total
 Country           Loans    tives     gents     Other*   Exposure**   Exposure**
 -------           -----   -------  ----------  -----    --------     --------
Hong Kong          $ 0.8    $  --    $  --      $ 0.1     $ 1.0         $ 1.1
Indonesia            0.2       --       --        0.1       0.4           0.4
Singapore            0.3       --      0.1        0.1       0.5           0.6
Korea                0.1       --      0.1        0.2       0.4           0.3
Taiwan               0.3       --      0.1        0.1       0.6           0.5
China                 --       --       --         --        --            --
Japan                 --       --       --        0.1       0.1           0.1
Thailand              --       --       --         --        --            --
Other                0.1       --       --        0.1       0.1           0.1
                   -----    -----    -----      -----     -----         -----
 Total Asia/
   Pacific
   Region**          1.9      0.1      0.3        0.8       3.1           3.2
                   -----    -----    -----      -----     -----         -----

Chile                0.2       --       --        0.1       0.4           0.4
Brazil               0.3       --       --        0.1       0.4           0.4
Mexico               0.1       --       --         --       0.1           0.1
Peru                 0.1       --       --         --       0.1           0.1
Argentina            0.1       --       --         --       0.1           0.1
Other                0.1       --      0.1        0.2       0.4           0.4
                   -----    -----    -----      -----     -----         -----
 Total Latin
   America**         0.9       --      0.2        0.4       1.4           1.4
                   -----    -----    -----      -----     -----         -----

India                0.3       --       --        0.4       0.8           0.8
Pakistan             0.1       --       --        0.1       0.2           0.2
Other                0.1       --       --        0.1       0.2           0.2
                   -----    -----    -----      -----     -----         -----
 Total
   Subcontinent**    0.5       --      0.1        0.6       1.2           1.2
                   -----    -----    -----      -----     -----         -----

Egypt                0.5       --       --        0.2       0.6           0.7
Other                0.2       --      0.1         --       0.3           0.3
                   -----    -----    -----      -----     -----         -----
  Total Middle
    East &
    Africa**         0.7       --      0.1        0.2       0.9           1.0
                   -----    -----    -----      -----     -----         -----

  Total Europe***    1.0      0.1      1.1        2.0       4.3           4.4

  Total North
    America**        0.2      0.1      0.1        1.5       1.8           1.9
                   -----    -----    -----      -----     -----         -----

Total Worldwide**  $ 5.3    $ 0.3    $ 1.8      $ 5.5     $12.8         $13.2
                   =====    =====    =====      =====     =====         =====

*    Includes cash, placements and securities.

**   Individual items may not add to totals due to rounding.

*** Total exposures at 3/31/99 and 12/31/98 includes $20 million of exposures to Russia.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.